EXHIBIT 4.6

                            [LOGO] ENZO BIOCHEM, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

Number                                                                    Shares




                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                            CUSIP  294100  10  2

This certifies that


is the owner of

    FULL PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ($.01) EACH OF THE
                       COMMON STOCK OF ENZO BIOCHEM, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which is on file at the office of the Corporation) to all of which the holder of this certificate, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:



[Seal]                 Secretary                         President

Countersigned and Registered:
American Stock Transfer & Trust Company
(New York, NY)
            Transfer Agent and Registrar


            Authorized Signature

         The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     -  as tenants in common             UNIF GIFT MIN ACT____________Custodian_________
                                                                  (Cust)                (Minor)

TEN ENT     -  as tenants by the entireties                      under Uniform Gift to Minors

JT TEN      -  as joint tenants with right                       Act___________________________
               of survivorship and not as                                    (State)
               tenants in common

     Additional abbreviations may also be used though not in the above list.

         For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------



....................................................................................................................
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

....................................................................................................................


....................................................................................................................


shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


....................................................................................................................
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:..............................


NOTICE:  __________________________________________________________________________________________________________
         THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
         IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.
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